UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 28, 2013

CHINA PRECISION STEEL, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-23039	14-1623047
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

18th Floor, Teda Building

87 Wing Lok Street, Sheungwan, Hong Kong

People’s Republic of China

(Address of principal executive offices)

852-2543-2290

(Telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders

On June 28, 2013, China Precision Steel, Inc. (the “Company”) held its 2013 annual meeting of stockholders (the “Annual Meeting”). The total number of shares represented at the Annual Meeting in person or by proxy was 2,029,626 of the 3,880,866 shares of common stock outstanding and entitled to vote at the Annual Meeting.

The matters that were voted upon at the Annual Meeting, and the number of votes cast for or against/withheld, as well as the number of abstentions, as to such matters, where applicable, are set forth in the table below. With respect to the election of LeadaTak Tai Li, Hai Sheng Chen and Tung KuenTsui to each serve on the Company’s Board of Directors, Ms. LeadaTak Lai Li, Mr. Hai Sheng Chen and Mr. Tung KuenTsui received the number of votes set forth opposite their names.

	Number of Votes
	Votes For	Votes Against	Abstentions
Election of LeadaTak Tai Li	1,409,882	76,718	-
Election of Hai Sheng Chen	1,413,464	73,136	-
Election of Tung KuenTsui	1,414,382	72,218	-
Ratification of Moore Stephens as the Company’s independent registered public accountant for the fiscal year ending June 30, 2013.	2,024,638	2,654	2,334
To Authorize the Amendment of the Company’s Amended and Restated Articles of Incorporation to effect a reduction in the number of shares of common stock and preferred stock that the Company is authorized to issue.	1,466,808	19,598	194
Non-binding advisory vote on the Company’s Executive Compensation	1,363,259	116,639	6,702

	One Year	Two Years	Three Years	Abstentions
Non-binding advisory vote to approve the frequency of advisory votes on Executive Compensation	115,761	18,315	1,309,635	42,889

On the basis of the above votes, (i) LeadaTak Tai Li, Hai Sheng Chen and Tung KuenTsuiwere elected as directors, (ii) the proposal to ratify the selection of Moore Stephens as the Company’s independent registered public accountant to audit its consolidated financial statements for the fiscal year ending June 30, 2013 was adopted, and (iii) the amendment of the Company’s Amended and Restated Articles of Incorporation to reduce the number of shares of common stock and preferred stock that will be determined by the Board was approved, but (a) such reduced number of authorized shares of common stock shall be not lower than five million (5,000,000) or higher than twenty million (20,000,000) and (b) such reduced number of authorized shares of preferred stock shall not be lower than two hundred thousand (200,000) or higher than two million (2,000,000); provided, however, that such approval shall expire on August 30, 201. The stockholders also voted a sufficient number of non-binding advisory votes to approve (iii) the Company’s executive compensation and (iv) the three-year frequency for advisory votes on executive compensation.

Item 8.01 Other Events.

On July 1, 2013 the Company issued a press release regarding the results of the Annual Meeting.

A copy of the Company’s press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and incorporated herein as reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1*	Press Release issued by the Company, dated July 1, 2013.

* filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CHINA PRECISION STEEL, INC.

Date: July 1, 2013	By:	/s/ Hai Sheng Chen
	Name:	Hai Sheng Chen
	Title:	Chief Executive Officer